Exhibit 10.7C

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGE 1 1 2. AMENDMENT/MODIFICATION NO. 0003 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURCHASE REQ. NO. N/A. 5. PROJECT NO. (If applicable) 6. ISSUED BY CODE ASPR-BARDA 7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201 ASPR-BARDA 200 Independence Ave., S.W. Room 638-G Washington DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO. ACHAOGEN, INC. 1361331 ACHAOGEN, INC. 7000 SHORELINE 7000 SHORELINE CT STE 371 SOUTH SAN FRANCISCO CA 940801957 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000046C CODE 1361331 FACILITY CODE 10B. DATED (SEE ITEM 13) 09/01/2010 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended is not extended Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A. 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. X B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor is not is required to sign this document and return copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Tax ID Number: 68-0533693 DUNS Number: 167293153 A. The purpose of this no cost modification is to delete [***] as a role of Principal Investigator and add [***] as a role of Principal Investigator to Article G.3. KEY PERSONNEL under Contract Number HHSO100201000046C. B. This is a no cost modification. The total amount and all other terms and conditions of the contract remain unchanged. Period of Performance: 09/19/2010 to 09/18/2012 Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ETHAN J. MUELLER 15B. CONTRACTOR/OFFICER (Signature of person authorized to sign) 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA (Signature of Contracting Officer) 16C. DATE SIGNED NSN 7540-01-152-8070 Previous edition unusable STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53,243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.